                                                                    EXHIBIT 99.3

                                  INERGY, L.P.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

     The following Unaudited Pro Forma Condensed Combined Statements of Income of Inergy, L.P. ("Inergy") give effect to the December 19, 2001 acquisition by Inergy's operating company of Independent Propane Company Holdings ("IPC") and subsidiaries under the purchase method of accounting. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro forma Condensed Combined Statements of Income do no purport to represent what the results of operations of Inergy would have been if the purchase transaction had occurred on the dates indicated below, nor do they purport to project the results of operations of Inergy for any future period.

     The Unaudited Pro Forma Condensed Combined Statements of Income for the periods presented were prepared by combining Inergy's consolidated statement of income for fiscal year ended September 30, 2001, with IPC's consolidated statement of income for the fiscal year ended September 30, 2001, and Inergy's consolidated statement of income for the three months ended December 31, 2001, with IPC's consolidated statement of income for the three months ended December 31, 2001, to give effect to the acquisition as though it had occurred on October 1, 2000. In addition, the Unaudited Pro Forma Condensed Combined Statements of Income also give effect to Inergy's issuance of 18,252 common units to certain members of IPC management, who remain as employees of Inergy, L.P., for approximately $0.5 million in cash at the time of the acquisition. The Unaudited Pro Forma Condensed Combined Statements of Income do not give effect to any savings or other operating efficiencies that are expected to result from the integration of the operations of IPC with Inergy.

     The Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended September 30, 2001 is broken into two periods; from October 1, 2000 to July 31, 2001 and August 1, 2001 to September 30, 2001. The results of operations from October 1, 2000 to July 31, 2001 are attributable to Inergy's predecessor, Inergy Partners, LLC. The results of operations from August 1, 2001 to September 30, 2001 reflect Inergy's results of operations following the initial public offering. Therefore, IPC's results of operations for the fiscal year ended September 30, 2001, and pro forma adjustments are presented in this same manner.

     The historical consolidated statement of income of Inergy for the fiscal year ended September 30, 2001, is derived from audited consolidated financial statements included in the Form 10-K filed by Inergy on December 28, 2001, with the SEC. The historical consolidated statement of income of Inergy for the three months ended December 31, 2001, is derived from the unaudited consolidated financial statements included in the Form 10-Q filed by Inergy on February 14, 2002, with the SEC. The historical consolidated statement of income of IPC for the fiscal year ended September 30, 2001, is derived from information included in the audited consolidated financial statements contained in this Current Report and from its accounting records. The historical consolidated statement of income of IPC for the period from October 1, 2001 to December 19, 2001 (immediately prior to the acquisition) is derived from IPC's accounting records. The results of operations from December 20, 2001 through December 31, 2001 are included in the Inergy's financial statements for the three months ended December 31, 2001.

     You should read the Unaudited Pro Forma Condensed Combined Statements of Income along with Inergy's consolidated financial statements and accompanying notes included in its prior SEC filings and with IPC's consolidated financial statements and accompanying notes included in this Current Report.

                                                                    EXHIBIT 99.3
                          INERGY, L.P. AND SUBSIDIARY
             (SUCCESSOR TO INERGY PARTNERS, LLC AND SUBSIDIARIES)

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FISCAL YEAR ENDED SEPTEMBER 30, 2001
                      (IN THOUSANDS EXCEPT PER UNIT DATA)

                                                                        Independent
                                                                          Propane
                                                                          Company           Pro Forma                Pro Forma
                                                     Inergy, L.P.        Holdings          Adjustments               Adjusted
                                                     -------------    ---------------    ---------------           -------------
Revenue:
    Propane                                               $212,441            $67,358                                   $279,799
    Other                                                   10,698              9,062                                     19,760
                                                  -----------------------------------                          -----------------
                                                           223,139             76,420                                    299,559

Cost of product sold                                       182,582             37,761                                    220,343
                                                  -----------------------------------                          -----------------
Gross profit                                                40,557             38,659                                     79,216
Expenses:
    Operating and administrative                            23,501             22,322                                     45,823
    Depreciation and amortization                            6,532              7,019            $(2,334)    (a)          11,217
                                                  ------------------------------------------------------       -----------------
Operating income                                            10,524              9,318              2,334                  22,176

Other income (expense):
    Interest expense                                        (6,670)            (6,297)               145     (b)         (12,822)
    Gain (loss) on sale of property, plant and                  37                  -                                         37
    equipment
    Finance charges                                            290                  -                                        290
    Other                                                      168                  -                                        168
                                                  ------------------------------------------------------       -----------------
Income before income taxes                                   4,349              3,021              2,479                   9,849

Provision for income taxes                                       -                  -                                          -
                                                  ------------------------------------------------------       -----------------
Net income                                                $  4,349            $ 3,021            $ 2,479                $  9,849
                                                  ======================================================       =================
Net income for the period from October 1, 2000
 through July 31, 2001 attributable to Inergy,
 L.P.'s predecessor                                       $  6,664            $ 4,735            $ 2,066                $ 13,465
                                                  ======================================================       =================
Net loss for the period from August 1, 2001
 through September 30, 2001 attributable to
 Inergy, L.P. following initial public offering           $ (2,315)           $(1,714)           $   413                $ (3,616)
                                                  ======================================================       =================

                                                                    EXHIBIT 99.3

                          INERGY, L.P. AND SUBSIDIARY
             (SUCCESSOR TO INERGY PARTNERS, LLC AND SUBSIDIARIES)

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FISCAL YEAR ENDED SEPTEMBER 30, 2001
                      (IN THOUSANDS EXCEPT PER UNIT DATA)
                                  (CONTINUED)

Partners' interest information for the period from August 1, 2001 through September 30, 2001:

Non-managing general partners' interest in net loss                           $   (46)             $    (72)
                                                                              ========             =========
Limited partners' interest in net loss:
Common unit interest:
    Allocation of net loss                                                    $  (729)             $ (1,427)
    Less beneficial conversion value allocated to senior
    subordinated units                                                         (8,600)               (8,600)
                                                                              --------             ---------
    Net common unit interest                                                   (9,329)              (10,027)

Senior subordinated interest:
    Allocation of net loss                                                     (1,313)               (1,805)
    Plus beneficial conversion value allocated to senior
    subordinated units                                                          8,600                 8,600
                                                                              --------             ---------
    Net senior subordinated unit interest                                       7,287                 6,795
Junior subordinated unit interest                                                (227)                 (312)
                                                                              --------             ---------
Total limited partners' interest in net loss                                  $(2,269)             $ (3,544)
                                                                              ========             =========
Net loss per limited partner unit - basic and diluted                          $(0.40)               $(0.54)
                                                                              ========             =========
Weighted average limited partners' units outstanding -
basic and diluted                                                               5,726    778 (c)      6,504
                                                                              ========             =========




       See accompanying Notes to Unaudited Pro Forma Condensed Combined
                             Statements of Income.

                                                                    EXHIBIT 99.3

                          INERGY, L.P. AND SUBSIDIARY
             (SUCCESSOR TO INERGY PARTNERS, LLC AND SUBSIDIARIES)

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     THREE MONTHS ENDED DECEMBER 31, 2001
                      (IN THOUSANDS EXCEPT PER UNIT DATA)

                                                                        Independent
                                                                          Propane
                                                                          Company          Pro Forma                Pro Forma
                                                     Inergy, L.P.      Holdings (d)       Adjustments               Adjusted
                                                     -------------    ---------------    --------------           -------------
Revenue:
    Propane                                               $58,989            $11,562                                   $70,551
    Other                                                   3,046              1,974                                     5,020
                                                    --------------------------------                         -----------------
                                                           62,035             13,536                                    75,571

Cost of product sold                                       46,200              5,404                                    51,604
                                                    --------------------------------                         -----------------
Gross profit                                               15,835              8,132                                    23,967
Expenses:
    Operating and administrative                            8,292              4,455                                    12,747
    Depreciation and amortization                           1,774              1,649             $(622)(e)               2,801
                                                    --------------------------------------------------       -----------------

Operating income                                            5,769              2,028               622                   8,419

Other income (expense):
    Interest expense                                       (1,238)              (842)               37 (f)              (2,043)
    Gain (loss) on sale of property, plant and                (90)                 -                                       (90)
    equipment
    Finance charges                                             -                  -                                         -
    Other                                                      56                  3                                        59
                                                    --------------------------------------------------       -----------------

Income before income taxes                                  4,497              1,189               659                   6,345

Provision for income taxes                                     32                  -                                        32
                                                    --------------------------------------------------       -----------------
Net income                                                $ 4,465            $ 1,189             $ 659                 $ 6,313
                                                    ==================================================       =================

                                                                    EXHIBIT 99.3

                          INERGY, L.P. AND SUBSIDIARY
             (SUCCESSOR TO INERGY PARTNERS, LLC AND SUBSIDIARIES)

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     THREE MONTHS ENDED DECEMBER 31, 2001
                      (IN THOUSANDS EXCEPT PER UNIT DATA)
                                  (Continued)


Partners' interest information for the three month period ended December 31, 2001:

Non-managing general partners' interest in net income               $   89                           $  126
                                                                    ======                           ======
Limited partners' interest in net income:

Common unit interest                                                $1,458                           $2,490
Senior subordinated interest                                         2,488                            3,152
Junior subordinated unit interest                                      430                              545
                                                                    ------                           ------
Total limited partners' interest in net income                      $4,376                           $6,187
                                                                    ======                           ======
Net income per limited partner unit:
    Basic                                                           $ 0.75                           $ 0.95
                                                                    ======                           ======
    Diluted                                                         $ 0.74                           $ 0.94
                                                                    ======                           ======
Weighted average limited partners' units
 outstanding:
    Basic                                                            5,827           676(g)           6,503
                                                                    ======                           ======
    Diluted                                                          5,898           685(h)           6,583
                                                                    ======                           ======

See accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Income.

                                                                    EXHIBIT 99.3

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                 (IN THOUSANDS)

Fiscal Year Ended September 30, 2001:

(a)    Eliminate historical depreciation and amortization expense of Independent Propane Company                 $(7,019)
       Holdings
       Depreciation and amortization reflecting allocation of purchase price:
         Depreciation expense on allocated property, plant and equipment                                           2,791
         Amortization expense on customer accounts and non-compete agreement intangibles                           1,894
                                                                                                                 -------
                                                                                                                 $(2,334)
                                                                                                                 =======

(b)    Eliminate interest expense on Independent Propane Company Holdings debt                                   $(6,297)
       Add interest expense on  Bank Credit Agreement borrowings and assumed debt                                  5,543
       Add amortization of debt issuance cost                                                                        609
                                                                                                                 -------
                                                                                                                 $  (145)
                                                                                                                 =======

(c)    To reflect issuance of 394,601 Inergy, L.P. common units issued to IPCH
         Acquisition Corp. in conjunction with the acquisition                                                       395
       To reflect issuance of 365,019 Inergy, L.P. common units issued to former
         Independent Propane Company Holdings shareholders                                                           365
       To reflect issuance of 18,252 Inergy, L.P. common units issued to certain members of Independent
         Propane Company Holdings management who continue as employees of Inergy, L.P                                 18
                                                                                                                 -------
                                                                                                                     778
                                                                                                                 =======

                                                                    EXHIBIT 99.3

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                 (IN THOUSANDS)
                                  (Continued)

Three Months Ended December 31, 2001:

(d)    Include the historical consolidated statement of income of Independent Propane Company Holdings for the period from October 1, 2001 to December 19, 2001 (immediately prior to the acquisition).  The results of operations from
       December 20, 2001 through December 31, 2001 are included in the Inergy's financial statements for the three months ended December 31, 2001.

(e)    Eliminate historical depreciation and amortization expense of Independent Propane Company                  $(1,649)
       Holdings
       Depreciation and amortization reflecting allocation of purchase price:
         Depreciation expense on allocated property, plant and equipment                                              612
         Amortization expense on customer accounts and non-compete agreement intangibles                              415
                                                                                                                  -------
                                                                                                                  $  (622)
                                                                                                                  =======

(f)    Eliminate interest expense on Independent Propane Company Holdings debt                                    $  (842)
       Add interest expense on  Bank Credit Agreement borrowings and assumed debt                                     672
       Add amortization of debt issuance cost                                                                         133
                                                                                                                  -------
                                                                                                                  $   (37)
                                                                                                                  =======

(g)    To reflect issuance of 394,601 Inergy, L.P. common units issued to IPCH Acquisition Corp. in conjunction with the acquisition, weighted for the period from October 1, 2001 through
        December 19, 2001 prior to the acquisition                                                                    343
       To reflect issuance of 365,019 Inergy, L.P. common units issued to former Independent Propane
        Company Holdings shareholders, weighted for the period from October 1, 2001 through
        December 19, 2001 prior to the acquisition                                                                    317
       To reflect issuance of 18,252 Inergy, L.P. common units issued to certain members of Independent
        Propane Company Holdings management who continue as employees of Inergy, L.P,
        weighted for the period from October 1, 2001 through December 19, 2001 prior to the acquisition                16
                                                                                                                  -------
                                                                                                                      676
                                                                                                                  =======

(h)    Units reflected as issued per basic calculation in (g)                                                         676
       To reflect the additional diluted units resulting from the issuance of options to certain members of Independent Propane Company Holdings management, weighted for the period from
        October 1, 2001 through December 19, 2001 prior to the acquisition                                              9
                                                                                                                  -------
                                                                                                                      685
                                                                                                                  =======